UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

Sterling Construction Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Hughes Landing Blvd.
The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Events.

On December 13, 2018, Sterling Construction Company, Inc. (the “Company") announced the adoption by its Board of Directors of a stock repurchase program. Under the repurchase program, the Company may repurchase up to 2,000,000 shares of its common stock through June 30, 2020. A copy of the Company’s press release announcing the stock repurchase program is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated December 13, 2018 announcing stock repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

By:	/s/ Ronald A. Ballschmiede
Ron A. Ballschmiede
Chief Financial Officer

Date: December 18, 2018